UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

                    Pursuant to Section 13 OR 15(d) of
                    The Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): April 12, 2007

                           MOVIE GALLERY, INC.
         (Exact name of registrant as specified in its charter)

         Delaware                  0-24548            63-1120122
(State or Other Jurisdiction     (Commission         (IRS Employer
     of Incorporation)           File Number)       Identification No.)

             900 West Main Street
               Dothan, Alabama                            36301
   (Address of principal executive offices)             (Zip Code)

           Registrant's telephone number, including area code
                           (334) 677-2108

      -------------------------------------------------------------
      (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On April 12, 2007, the Board of Directors of Movie Gallery, Inc.
(the "Company") adopted amendments to the Amended and Restated Bylaws of the Company (the "Bylaws"), which amended Article V, Section 1, and
Article V, Section 4 in their entirety. The changes effected by the adoption of the Bylaws permit the Company to issue, register and transfer non-certificated shares upon determination by the Board. The Board has approved the issuance of non-certificated shares of stock in order to facilitate the issuance and registration of shares utilizing the Direct Registration System of the Depository Trust Company. The amendment took effect upon adoption by the Board.

A copy of the Bylaws, as amended and restated, is filed as Exhibit
3.2 to this Form 8-K and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

     3.2   Amended and Restated Bylaws dated April 12, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOVIE GALLERY, INC.
Date: April 18, 2007

/S/ S. Page Todd
------------------------------------
S. Page Todd
Executive Vice President, Secretary, General Counsel and
Chief Compliance Officer


INDEX TO EXHIBITS

3.2   Amended and Restated Bylaws dated April 12, 2007.